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                           SEI ASSET ALLOCATION TRUST
                               CLASS A PROSPECTUS
                      SUPPLEMENT DATED DECEMBER 11, 1997,
                     TO THE PROSPECTUS DATED JULY 31, 1997.

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS. IT SHOULD BE RETAINED AND READ IN CONJUNCTION WITH SUCH PROSPECTUS.

Effective October 31, 1997, the Board of Trustees of SEI Asset Allocation Trust (the "Trust") replaced DST Systems, Inc., as transfer agent for the Trust's Class A shares with SEI Fund Management, the Trust's current administrator.

In connection with this change, the following information replaces the sixth paragraph under "The Adviser and Manager of the Funds" section on page 18 of the prospectus.

     SEI Fund Management ("SEI Management") provides the Trust with overall management services, regulatory reporting, all necessary office space, equipment, personnel and facilities, and acts as dividend disbursing agent. SEI Management also serves as transfer agent (the "Transfer Agent") to the Trust's Class A shares.

In addition, the "Transfer Agent" section on page 26 of the prospectus is hereby deleted.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.